UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

SADOT GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39223	47-2555533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 E. Renfro Street, Suite 300

Burleson, Texas 76028

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (832) 604-9568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Settlement Agreement with Helena Global Investment Opportunities I Ltd.

As previously reported, Sadot Group Inc. (the “Company”) and Helena Global Investment Opportunities I Ltd. (“Helena”) are parties to (i) that certain Purchase Agreement, dated as of September 23, 2025 (the “Helena Purchase Agreement”), providing for an equity line of credit facility pursuant to which the Company obtained the right to issue and sell to Helena up to $10,000,000 of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) that certain Securities Purchase Agreement, dated as of September 23, 2025 (together with the Helena Purchase Agreement and the related agreements, certificates and instruments, the “Helena Agreements”). Helena has alleged that certain events of default, breaches and claims for liquidated damages, default interest and other remedies arose under the Helena Agreements, including from the Company’s failure to file, and to cause to be declared effective, a resale registration statement and to submit advance notices as required thereby (collectively, the “Helena Claims”), and commenced an action against the Company in connection with the Helena Claims in the matter styled Helena Global Investment Opportunities I Ltd. v. Sadot Group Inc., filed in the United States District Court for the Southern District of New York, Case No. 1:26-cv-05818 (the “Lawsuit”).

On July 15, 2026, the Company entered into a Settlement Agreement with Helena (the “Settlement Agreement”) to compromise, resolve and settle the Helena Claims and the Lawsuit. Pursuant to the Settlement Agreement: (i) the Company agreed to pay Helena $350,000 in cash (the “Cash Payment”), by wire transfer of immediately available funds, on or before 5:00 p.m. Eastern Time on July 17, 2026, time being of the essence and without setoff, counterclaim, deduction or withholding of any kind; (ii) upon Helena’s actual and timely receipt of the Cash Payment, Helena is required to dismiss the Lawsuit with prejudice within three (3) business days of such receipt by filing a stipulation of dismissal pursuant to Rule 41(a)(1)(A)(ii) of the Federal Rules of Civil Procedure; (iii) upon Helena’s actual receipt of the Cash Payment, all obligations of the parties under the Helena Agreements, including the equity line of credit facility, will terminate with such termination effective as of the date of the Settlement Agreement; (iv) effective upon, but only upon, Helena’s actual and timely receipt of the Cash Payment, Helena will release the Company and its past and present officers, directors, employees, agents and affiliates from the Helena Claims and any other claims arising out of or relating to the Helena Agreements prior to the effective date of the Settlement Agreement, and the Company has released Helena and its related parties from claims arising out of or relating to the Helena Agreements, in each case subject to certain preserved claims specified therein (including claims arising under the settlement documents and claims for fraud, intentional misrepresentation or willful misconduct); (v) Helena consented and waived any breaches with respect to the Company’s entry into certain financing arrangements; and (vi) the Company agreed to indemnify Helena and certain related parties as provided therein.

If the Cash Payment is not timely satisfied in full, Helena’s release will not become effective and all of the Helena Claims and Helena’s other rights and remedies under or relating to the Helena Agreements will remain outstanding and available to Helena in full. The Settlement Agreement contains customary representations, warranties and covenants, is governed by New York law, and provides for the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, City of New York, and a mutual waiver of jury trial.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02. Pursuant to the Settlement Agreement, upon Helena’s actual receipt of the Cash Payment, all obligations of the parties under the Helena Agreements, including the Helena Purchase Agreement providing for an equity line of credit facility of up to $10,000,000, will terminate as of the date of the Settlement Agreement. No early termination penalties will be incurred by the Company in connection with such termination, other than the Cash Payment and the other obligations of the Company under the Settlement Agreement described in Item 1.01 above.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Company’s payment of the Cash Payment, the effectiveness of the releases, the dismissal of the Lawsuit and the termination of the Helena Agreements under the Settlement Agreement. These statements are based on the Company’s current expectations and are subject to risks and uncertainties, including the Company’s ability to timely make the Cash Payment and satisfy the conditions to the releases under the Settlement Agreement, as well as the other risks described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent Quarterly Reports on Form 10-Q. Actual results may differ materially. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement, dated as of July 15, 2026, by and between Sadot Group Inc. and Helena Global Investment Opportunities I Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SADOT GROUP INC.

Date: July 16, 2026

By:	/s/ Chagay Ravid
Name:	Chagay Ravid
Title:	Chief Executive Officer